UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2022

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 5000
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As part of preparing the Q1’22 consolidated financial statements of Lyft, Inc. (the “Company” or “Lyft”) an error was identified related to the accounting of losses ceded under the Quota Share Reinsurance Agreement (the “Reinsurance Agreement”) with DARAG Bermuda LTD (“DARAG”), under which DARAG reinsured a legacy portfolio of auto insurance policies. All references in this document refer to GAAP financial measures unless otherwise noted. The error resulted in the understatement of cost of revenue and net loss in the quarter and year ended December 31, 2021 and the quarter and nine months ended September 30, 2021 (the “Affected Periods”).
As a result of this error, on April 28, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of Lyft, after discussion with the Company’s management, concluded that Lyft’s consolidated financial statements as of and for the year ended December 31, 2021 - and the related audit report of PricewaterhouseCoopers LLP - included in its 2021 Annual Report on Form 10-K (the “2021 10-K”) as well as the Company's condensed consolidated financial statements as of and for the quarter ended September 30, 2021 (and for the nine months then ended) included in its Q3’21 Form 10-Q should no longer be relied upon. The Company plans to restate its consolidated financial statements as of and for the year ended December 31, 2021 and include them in an amendment to the 2021 10-K to be filed with the Securities and Exchange Commission (the "Amendment"). The Amendment will also include restated quarterly financial information as of September 30, 2021 and for the three and nine months then ended. Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing Lyft’s consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon.
In terms of the specific impacts, this error resulted in a $28.2 million understatement of cost of revenue, loss from operations, loss before income taxes, and net loss on Lyft’s consolidated statements of operations for the three months ended September 30, 2021. It also resulted in a $24.6 million understatement of the same items for the three months ended December 31, 2021. Taken together, the impact for full year 2021 was a $52.8 million understatement of the same financial line items. On the Company’s consolidated balance sheets there was a corresponding understatement of accumulated deficit and of accrued and other current liabilities of $28.2 million as of September 30, 2021 and of $52.8 million as of December 31, 2021. However, the error did not impact Lyft’s cash flows from operating activities, investing activities, financing activities or its ending cash balance in the Affected Periods.
The error does not impact the Company's consolidated financial statements for either Q1 or Q2 of 2021 or for any period before then. It also does not affect Lyft’s previously reported revenue, cash flows or cash positions in any period. Furthermore, Lyft’s previously reported non-GAAP financial measures are not impacted by this matter, including its Contribution, Contribution Margin and Adjusted EBITDA. Neither the changes nor the restatement of Lyft’s financial statements affect the Company’s compliance with the financial covenants contained in its outstanding debt instruments or compliance with any other material agreement of the Company or its subsidiaries.
As a result of this restatement, Lyft’s management has re-evaluated the effectiveness of the Company's disclosure controls and procedures as well as its internal control over financial reporting as of December 31, 2021. Management has concluded that the Company's disclosure controls and procedures were not effective as of September 30, 2021 and December 31, 2021, and its internal control over financial reporting was not effective as of December 31, 2021 due to the following material weakness. Specifically, there was a lack of an effectively designed control activity over the evaluation of the impact of the terms of the Reinsurance Agreement on the accounting and reporting of the excess benefits of the Reinsurance Transaction. The Company will amend the related disclosures included in Item 9A of the Amendment to reflect this material weakness and will also include information about the Company's remediation actions.
Lyft’s management and Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered accounting firm, PricewaterhouseCoopers LLP.
Item 7.01    Regulation FD Disclosure
This error and the accounting treatment contemplated by the restatement described in Item 4.02 above have no impact on the outlook commentary the Company shared on its February 8, 2022 earnings call for revenue,

Contribution Margin and Adjusted EBITDA. As previously announced, Lyft will release its financial results for Q1’22 after the close of market on Tuesday, May 3, 2022.
The information in Item 7.01 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Forward Looking Statements
Certain statements included in this report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding management’s expectations on the impact of the restatement on the Company’s previously issued financial statements and results for the quarter ended March 31, 2022, plans to file an amendment to its Annual Report on Form 10-K, plans to remediate the material weakness with respect to the Company’s internal control over financial reporting and the impact of these matters on the Company’s outlook commentary. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of management. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to, the discovery of additional information relevant to the Affected Periods; changes in the effects of the restatement on the Company’s financial statements or financial results; higher than expected charges after completing the restatement process; delay in the amended filing due to the Company’s efforts to complete the restatement; and the other risks detailed from time to time in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021 and other documents the Company files with the SEC. If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation to update these forward-looking statements other than required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	April 29, 2022	/s/ Elaine Paul
Elaine Paul
Chief Financial Officer